SEGMENT INFORMATION
                  TECHNE CORPORATION AND SUBISIDARIES
                (in thousands of $'s, except per share data)

                                                     Increase (Decrease)
                            Fiscal 2012               From Fiscal 2011
                    ------------------------------- ----------------------
                     First  Second    YTD   Percent  First  Second    YTD
                    ------  ------  ------- ------- ------  ------  ------
Sales               77,596  74,662  152,258   100%   9,651   6,954  16,605
Cost of sales       19,209  19,492   38,701    25%   3,859   4,165   8,024
                    ------  ------  ------- ------- ------  ------  ------
Gross margin        58,387  55,170  113,557    75%   5,792   2,789   8,581

Gross margin
  percentage         75.2%   73.9%    74.6%

SG&A expense        10,773  10,651   21,424    14%   3,160   2,224   5,384
R&D expense          6,667   6,837   13,504     9%      48     234     282
Interest income       (728)   (798)  (1,526)   (1%)    119     222     341
Other non-operating
  ex., net           1,175     607    1,782     1%     918     (91)    827
                    ------  ------  ------- ------- ------  ------  ------
                    17,887  17,297   35,184    23%   4,245   2,589   6,834
                    ------  ------  ------- ------- ------  ------  ------
Earnings before
 income taxes       40,500  37,873   78,373    52%   1,547     200   1,747
Income taxes        12,979  12,060   25,039    17%     399     921   1,320
                    ------  ------  ------- ------- ------  ------  ------
                    27,521  25,813   53,334    35%   1,148    (721)    427
                    ======  ======  ======= ======= ======  ======  ======
Diluted earnings
  per share           0.74    0.70     1.44
Weighted average
  diluted shares
  outstanding       37,170  37,028   37,099




                              BIOTECHNOLOGY  (1)
                            (in thousands of $'s)

                                                     Increase (Decrease)
                            Fiscal 2012               From Fiscal 2011
                    ------------------------------- ----------------------
                     First  Second    YTD   Percent  First  Second    YTD
                    ------  ------  ------- ------- ------  ------  ------
Sales               72,303  69,808  142,111   100%   9,262   6,728  15,990
Cost of sales       16,465  16,887   33,352    23%   3,624   4,267   7,891
                    ------  ------  ------- ------- ------  ------  ------
Gross margin        55,838  52,921  108,759    77%   5,638   2,461   8,099

Gross margin
  percentage         77.2%   75.8%    76.5%

SG&A expense         9,470   9,003   18,473    13%   2,984   2,144   5,128
R&D expense          6,469   6,624   13,093     9%      48     245     293
Interest income       (609)   (689)  (1,298)   (1%)     53     129     182
Exchange loss/gain     524     105      629     1%   1,029      18   1,047
                    ------  ------  ------- ------- ------  ------  ------
                    15,854  15,043   30,897    22%   4,114   2,536   6,650
                    ------  ------  ------- ------- ------  ------  ------
Pretax result       39,984  37,878   77,862    55%   1,524     (75)  1,449
                    ======  ======  ======= ======= ======  ======  ======

(1)	Includes R&D Systems' Biotechnology Division, R&D Systems Europe,
 BiosPacific, R&D China, Boston Biochem and Tocris.



                                    HEMATOLOGY
                              (in thousands of $'s)

                                                     Increase (Decrease)
                            Fiscal 2012               From Fiscal 2011
                    ------------------------------- ----------------------
                     First  Second    YTD   Percent  First  Second    YTD
                    ------  ------  ------- ------- ------  ------  ------
Sales                5,293   4,854   10,147   100%     389     226     615
Cost of sales        2,744   2,605    5,349    53%     235    (102)    133
                    ------  ------  ------- ------- ------  ------  ------
Gross margin         2,549   2,249    4,798    47%     154     328     482

Gross margin
  percentage         48.2%   46.3%    47.3%

SG&A expense           480     400      880     9%     152      64     216
R&D expense            198     213      411     4%      --     (11)    (11)
Interest income        (47)    (45)     (92)   (1%)      6      21      27
                    ------  ------  ------- ------- ------  ------  ------
                       631     568    1,199    12%     158      74     232
                    ------  ------  ------- ------- ------  ------  ------
Pretax result        1,918   1,681    3,599    35%      (4)    254     250
                    ======  ======  ======= ======= ======  ======  ======


                         CORPORATE AND OTHER (2)
                           (in thousands of $'s)

                                                   Increase (Decrease)
                                Fiscal 2012         From Fiscal 2011
                        -----------------------  ----------------------
                         First  Second    YTD     First  Second    YTD
                        ------  ------  -------  ------  ------  ------
Interest income             72      64      136     (60)    (72)   (132)
Rental income              134     198      332      11      60      71
                        ------  ------  -------  ------  ------  ------
                           206     262      468     (49)    (12)    (61)

SG&A expense               823   1,248    2,071      24      16      40
Other-Building expenses    587     482    1,069      31     (49)    (18)
Other-Equity
  Investment losses        198     218      416    (131)      0    (131)
                        ------  ------  -------  ------  ------  ------
                         1,608   1,948    3,556     (76)    (33)   (109)
                        ------  ------  -------  ------  ------  ------
Pretax result           (1,402) (1,686)  (3,088)     27      21      48
                        ======  ======  =======  ======  ======  ======


(2)	Unallocated corporate expenses and Techne's share of losses by
Hemerus Medical, LLC and Nephromics, LLC.